UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Opportunity Trust will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	8
Fund expenses	9
Schedule of investments	11
Statement of assets and liabilities	14
Statement of operations	16
Statements of changes in net assets	17
Financial highlights	18
Notes to financial statements	24
Additional information	36
Privacy notice	37
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2019 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited)

The Miller Opportunity Fund — Class I gained 15.10% lagging the S&P 500's 18.54% return for the first half of 2019. We started the year strong leading the market* by over 800 basis points after the first two months of the year. However, when the yield curve inverted in March, people got more concerned about the end of the business cycle, which tends to hurt some of our holdings. While the Fund outperformed in both April and June, at the end of the second quarter, we trailed the S&P 500. Typically, we tend to outperform in up markets so this performance disappointed us.

Average Annual Total Returns and Expenses (%) — as of 6/30/20191

	Without Sales Charges
	6 Mo2	1 Yr	3 Yr	5 Yr	10 Yr	Inception	Inception Date
Class A	15.00	-6.60	17.68	6.07	14.01	17.07	2/3/2009
Class C	14.56	-7.29	16.79	5.27	13.13	5.79	12/30/1999
Class FI	14.90	-6.69	17.62	6.01	13.94	5.50	2/13/2004
Class R	14.79	-6.92	17.30	5.72	13.58	3.83	12/28/2006
Class I	15.10	-6.35	17.98	6.35	14.33	6.81	6/26/2000
Class IS3	15.19	—	—	—	—	-15.78	8/22/2018
S&P 500[4]	18.54	10.42	14.19	10.71	14.70	5.67	—
	With Max Sales Charges
	6 Mo	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	8.40	-11.98	15.37	4.81	13.34	16.40	2/3/2009
Class C	13.56	-8.22	16.79	5.27	13.13	5.79	12/30/1999

1  Performance greater than one year is annualized.

2  Performance for the 6 months period ending 6/30/2019 (not annualized).

3  Not annualized.

4  S&P 500 since inception return from 12/30/99, the Fund's oldest share classes.

Gross (Net) Expenses (%): Class A 1.40 (1.40); Class C 2.14 (2.14); Class FI 1.42 (1.42); Class R 1.68 (1.68); Class I 1.16 (1.15); and Class IS 1.10% (1.06%). Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, 0.93% for Class I, and 0.83% for Class IS through April 30, 2020. Net expense ratios are current to the most recent prospectus dated 4/30/19 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

*  S&P 500 Index

Miller Opportunity Trust 2019 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

Our lackluster performance in the second quarter is attributable mainly to one error: too much exposure to generic companies with potential opioid liabilities. Had we avoided those names completely, the Fund would have gained more than 6% in the quarter. The good news is that the Fund is behaving how we'd expect excluding those names. The bad news: we own those names.

Mistakes appear obvious in hindsight, while the correct prospective action remains clouded with uncertainty. From these levels, we believe these companies will outperform but the range of outcomes is wide.

We own three companies with generics and opioid exposure: Teva Pharmaceuticals, Endo International and Mallinckrodt. We made each investment for its own reasons though cheap valuations united them all. We bought Teva because we think extremely highly of the new CEO Kare Schultz and his prospects for improving the operations. When we purchased Endo, it was troubled by a number of factors, including large legal liabilities for vaginal mesh and troubled core generics operations. We thought the market was being too short-term oriented and not looking through to the clear cash generation prospects in 2020, after the company finished its mesh liability payments. Paul Campenelli is another CEO we think very highly of and we agree with his strategy of focusing on sterile injectables where Endo has a competitive advantage. Mallinckrodt was controversial when we purchased it as well. The valuation was compressed mostly due to fears about the sustainability of its main drug, Acthar. We believed that drug would be more sustainable than what was implied by the stock. While that has mostly played out, current sustainability fears have grown even more, compressing the valuation further (along with other issues). We considered the prospective opioid liabilities but judged them manageable. We didn't anticipate just how myopically focused the market would become on this point, which was our main error.

The valuations of all three have reached extreme levels. Teva trades at 3x 2020 earnings, Endo under 2x and Mallinckrodt at 1x. Free cash flow yields are similarly elevated: Teva's is ~20%, Endo's is ~50% and Mallinckrodt's is ~95%! Unlike prior periods, since the financial crisis valuation has not provided support when stocks face selling pressure. Whereas before negative developments would be sufficiently discounted at a certain level, now every headline seems to send names down further regardless of what's priced into a stock. This can create heightened downside volatility, but also increases upside if and when things reverse (which they typically do).

While the future is always uncertain, it is particularly so in this case as the legal theories under which liability is being charged are mostly unprecedented. While the worst case cannot be entirely ruled out, the legal experts we've canvassed

Miller Opportunity Trust 2019 Semi-Annual Report

estimate liabilities mostly far below the extreme numbers being thrown out. On the other hand, the behavioral dynamics of tremendous pessimism and intense selling on the back of extreme liability estimates is not a new one. Among other examples, it reminds us of Bank of America in 2011. The stock hit a low of $4.92 as fears about their mortgage-backed security liabilities putting them out of business abounded. Warren Buffett invested $5B in August after the stock had fallen from a high earlier in the year of $15.31 to $6.01. While it had a brief rally after that news, the stock then continued on to new lows. As fears abated and improving fundamentals played out, Bank of America turned out to be one of our best performers in 2012 when it more than doubled. It would not surprise us to see a similar outcome with our opioid exposed generics companies.

More broadly, two topics surface most often recently: macroeconomic vulnerability and the risk of recession and the relative performance of growth versus value. I spoke at the New York CFA Society's Ben Graham Value Investing conference in June. It was a useful conference with informative talks by highly respected investors such as Lee Cooperman, Joel Greenblatt and others. But some sessions felt more support group than professional conference. Value investors are feeling the pain!

We've been able to do well despite the rough overall environment for value managers for two reasons: a focus on cash flow and diversification between secularly mispriced names (i.e., long duration growth assets like Amazon) and cyclically mispriced names (more classic value stocks).

When we talk about value, we focus on the present value of the future free cash flows, which is of course the value of any business. If we are close in our estimation of cash flows, we will do well over time. But there is great uncertainty and estimation error when forecasting cash flows. For this reason, investors use many short-hands like price multiples on book, sales and earnings. The Russell Value index defines value using the former two. That is a flawed definition of value and those type of names have underperformed for a number of reasons. One reason is that in a low growth environment, there's more scarcity value to growth so companies that can grow have been bid up. Another reason is that as the economy has evolved to be more global, knowledge-based, and intellectual-property focused, accounting can skew some metrics. Companies expense research and development costs as incurred unlike capital expenditures on physical goods, which become an asset on the balance sheet. Yet both types of spending result in the creation of assets: one in book value, one not. GAAP accounting for book value doesn't reflect those intangible assets which are powering important parts of the market. Our process aims to understand the economics of businesses to overcome distortions of this sort.

Miller Opportunity Trust 2019 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

We've also always viewed growth as an input to the calculation of value, as Warren Buffett has said. If a company with returns on capital above the cost of capital can grow its business that creates additional shareholder value. Over longer periods of time, the best performers in the market are the ones who can sustain growth over long periods of time. But there are periods when the market favors growth assets, like the late 90's or now, and periods when it favors more classic value, like the period between the tech bubble and the financial crisis. We've done well in both kinds of environments because of our diversification between classic value stocks and companies able to sustain growth. Empirically, free cash flow yield is the single best factor for predicting performance, which is why it's crucial to how we think about companies. Most high growth companies appear more expensive, including on free cash flow. Our process attempts to identify companies that can sustain growth for long periods, like Amazon. The problem is that many more companies are priced to grow for long periods of time than can actually accomplish that. We continue to try to identify investment opportunities of that sort.

The good news is that even with the market at all-time highs, we continue to find interesting investment opportunities. The bigger challenge has been deciding how to fund those ideas. Over the period, we purchased five new names: Tivity Health, CVS Health, Baidu, Alibaba and Eventbrite. We exited six names: Allergan, Baidu, Celgene, CenturyLink, Endurance International and Newell Brands.

I will cover our sales first because they can mostly be grouped into two buckets: disappointers and acquired companies. The sell side of this business is often more challenging than the buy side. We typically sell for one of three reasons: a stock reaches our assessment of fair value, we are wrong or we find a more compelling investment opportunity. As we've found new ideas, we've largely funded them with names where fundamentals have disappointed us.

We are always trying to improve our process and results. A couple of years after the financial crisis, we hired an external consultant to help us analyze our entire history to figure out how to improve. One conclusion was to avoid big losers by selling names where fundamentals continue to come in lower than our expectations (previously we'd typically buy because valuations fell even more than fundamentals warranted). For this reason, we used Allergan, Baidu, Endurance and Newell to fund new ideas. CenturyLink was a different sort of disappointment: management cut the dividend after reiterating numerous times they'd do the opposite which led to a credibility problem. Celgene was acquired by Bristol Myers.

I will cover our new positions in order of size. Tivity Health is an interesting and not well known company. It built a business partnering with health plans and gyms to incentivize people, particularly older ones, to go to the gym, thereby

Miller Opportunity Trust 2019 Semi-Annual Report

improving health through both physical fitness and socialization. Late last year, the company purchased Nutrisystem, the diet food company. Prior to the deal, the combined companies had an enterprise value of $2.9B. Today, it's down roughly 35% to $1.9B (the equity is down substantially more). It's hard to imagine how the combination destroys $1B in value. The market hates that the company took on $1.2B in debt. But in our view, the company will be able to pay down the debt and that value should accrue to the equity. Tivity trades at $16.30 and will generate at least $3.35 per share in cash this year resulting in a free cash flow yield of 21%. There are some compelling reasons to believe the company can actually deliver on creating additional revenue opportunities from the combination (which typically isn't the case). A small pilot program in the first quarter did just that. As debt is repaid and fundamentals play out, we think there's a good shot this one is worth double where it's trading now.

After acquiring Aetna, CVS fell from a high last year of $82 to a low of $52 in the quarter. It currently trades around $57, or 8x this year's earnings with a nice 3.5% dividend yield. The valuation is less than other pharmacies like Walgreen's Boots, which trades at 9x and other health plans like United (18x), Anthem (16x) and Cigna (11x). The strategy around "Health Hubs" that expands on CVS's Minute Clinic to offer other health services, such as dieticians, to improve health for customers could help drive down health care costs and provide upside to the stock.

We owned Alibaba in the past and it was a mistake to sell it. We purchased Baidu in the 1st quarter and then swapped it for Alibaba after Baidu disappointed in the quarter. Both names had been under pressure due to China exposure and fears. Baidu has interesting long-term assets but near-term fundamentals disappointed as it transitions its business. Alibaba, on the other hand, reported a stellar quarter beating expectations. Macro fears allowed us to buy this long-term winner that is still growing topline at over 30% per year at an attractive valuation.

Eventbrite is our final new name. It provides a technology and ticketing platform for events. We've known the company for years as our former colleague, Randy Befumo, has run strategy and finance for them. We first bought the company when it came public in 2018 at $23 before running up to $40 where we sold because we thought it was fairly valued. Eventbrite then announced a series of disappointing quarters due to some churn resulting from its acquisition of Ticketfly causing the stock to drop to a low of $15. We believe the company has sizeable opportunity to continue to grow its business for many years and this is an attractive buying opportunity.

As you can see, so far this year our new purchases were a mix of classic value stocks and long duration growth assets. The common bond is a market price that

Miller Opportunity Trust 2019 Semi-Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

trades below our assessment of intrinsic value, defined as the present value of the future free cash flows. We think like owners when making an investment. We have conviction this approach will continue to deliver value over time.

Samantha McLemore, CFA July 15, 2019

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events

Miller Opportunity Trust 2019 Semi-Annual Report

affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Earnings growth is not representative of the Fund's future performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Russell Value Index are stocks with lower price-to-book ratios and lower expected growth rates. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Book value is the value at which an asset is carried on a balance sheet. Dividend yield is the ratio of a company's annual dividend compared to its share price. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Basis point is one hundredth of one percent.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Miller Opportunity Trust 2019 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percentage of total investments

†  The bar graph above represents the composition of the Fund's investment as of June 30, 2019 and December 31, 2018. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2019 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended June 30, 2019.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2019 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[3]
Class A	15.00%	$1,000.00	$1,150.00	1.50%	$7.99
Class C	14.56	1,000.00	1,145.60	2.24	11.91
Class FI	14.90	1,000.00	1,149.00	1.55	8.25
Class R	14.79	1,000.00	1,147.90	1.77	9.45
Class I	15.10	1,000.00	1,151.00	1.23	6.58
Class IS	15.19	1,000.00	1,151.90	1.13	6.04

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[3]
Class A	5.00%	$1,000.00	$1,017.36	1.50%	$7.50
Class C	5.00	1,000.00	1,013.69	2.24	11.18
Class FI	5.00	1,000.00	1,017.12	1.55	7.74
Class R	5.00	1,000.00	1,015.99	1.77	8.87
Class I	5.00	1,000.00	1,018.67	1.23	6.18
Class IS	5.00	1,000.00	1,019.18	1.13	5.67

1  For the six months ended June 30, 2019.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Miller Opportunity Trust 2019 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2019

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 107.3%
Communication Services — 8.5%
Interactive Media & Services — 5.8%
Eventbrite Inc., Class A Shares	1,300,000	$21,060,000	*
Facebook Inc., Class A Shares	350,000	67,550,000	*
Total Interactive Media & Services		88,610,000
Media — 2.7%
Discovery Communications Inc.	1,300,000	39,910,000	*
Total Communication Services		128,520,000
Consumer Discretionary — 23.8%
Household Durables — 6.8%
Lennar Corp., Class A Shares	1,000,000	48,460,000	(a)
PulteGroup Inc.	1,700,000	53,754,000	(a)
Total Household Durables		102,214,000
Internet & Direct Marketing Retail — 12.5%
Alibaba Group Holding Ltd. — ADR	177,700	30,111,265	*
Amazon.com Inc.	44,000	83,319,720	*(a)
Quotient Technology Inc.	5,000,000	53,700,000	*(b)
Stitch Fix Inc., Class A Shares	700,000	22,393,000	*
Total Internet & Direct Marketing Retail		189,523,985
Specialty Retail — 4.5%
RH	580,000	67,048,000	*(a)
Total Consumer Discretionary		358,785,985
Consumer Staples — 3.1%
Personal Products — 3.1%
Avon Products Inc.	12,000,000	46,560,000	*
Total Consumer Staples		46,560,000
Financials — 22.0%
Banks — 10.7%
Bank of America Corp.	2,000,000	58,000,000
Citigroup Inc.	600,000	42,018,000
JPMorgan Chase & Co.	550,000	61,490,000
Total Banks		161,508,000
Consumer Finance — 4.5%
OneMain Holdings Inc.	2,000,000	67,620,000	(a)
Insurance — 6.8%
Brighthouse Financial Inc.	1,500,000	55,035,000	*
Genworth Financial Inc., Class A Shares	13,000,000	48,230,000	*(a)
Total Insurance		103,265,000
Total Financials		332,393,000

Miller Opportunity Trust 2019 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

June 30, 2019

Miller Opportunity Trust

Security	Shares	Value
Health Care — 26.0%
Biotechnology — 10.8%
Alexion Pharmaceuticals Inc.	350,000	$45,843,000	*
Flexion Therapeutics Inc.	3,000,000	36,900,000	*(b)
Intrexon Corp.	4,700,000	36,002,000	*(a)
ZIOPHARM Oncology Inc.	7,592,779	44,265,901	*(b)
Total Biotechnology		163,010,901
Health Care Providers & Services — 4.5%
CVS Health Corp.	600,000	32,694,000
Tivity Health Inc.	2,100,000	34,524,000	*
Total Health Care Providers & Services		67,218,000
Pharmaceuticals — 10.7%
Bausch Health Companies Inc.	3,000,000	75,660,000	*
Endo International PLC	6,400,000	26,368,000	*(a)
Mallinckrodt PLC	2,500,000	22,950,000	*(a)
Teva Pharmaceutical Industries Ltd. — ADR	4,000,000	36,920,000	*
Total Pharmaceuticals		161,898,000
Total Health Care		392,126,901
Industrials — 13.7%
Airlines — 9.8%
American Airlines Group Inc.	1,200,000	39,132,000	(a)
Delta Air Lines Inc.	1,000,000	56,750,000	(a)
United Continental Holdings Inc.	600,000	52,530,000	*(a)
Total Airlines		148,412,000
Commercial Services & Supplies — 3.9%
ADT Inc.	9,500,000	58,140,000
Total Industrials		206,552,000
Information Technology — 10.2%
Semiconductors & Semiconductor Equipment — 9.5%
Micron Technology Inc.	1,200,000	46,308,000	*
NXP Semiconductors NV	600,000	58,566,000
QUALCOMM Inc.	500,000	38,035,000
Total Semiconductors & Semiconductor Equipment		142,909,000
Software — 0.7%
GTY Technology Holdings Inc.	1,447,500	9,915,375	*
Total Information Technology		152,824,375
Total Common Stocks (Cost — $1,803,589,135)		1,617,762,261
Investment Fund — 1.0%
Pangaea One, LP	1	16,191,470	(b)(c)(d)(e)
Total Investment Fund (Cost — $35,632,577)

Miller Opportunity Trust 2019 Semi-Annual Report

Miller Opportunity Trust

Security	Expiration Date	Exercise Price	Shares	Value
Warrants — 1.0%
GTY Technology Holdings Inc.	Feb. 19, 2024	$11.50	482,500	$366,700	*(e)
ZIOPHARM Oncology Inc.	Nov. 13, 2023	3.01	3,787,879	14,420,456	*(b)(c)(e)
Total Warrants (Cost — $4,622,791)				14,787,156
Total Investments — 109.3% (Cost — $1,843,844,503)				1,648,740,887
Liabilities in Excess of Other Assets — (9.3)%				(140,616,285)
Total Net Assets — 100.0%				$1,508,124,602

ADR — American Depositary Receipt

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2019, the total market value of investments in Affiliated Companies was $165,477,827 and the cost was $199,121,504. (See Note 3).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 9).

(e)  Illiquid security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2019

Assets:
Investments in unaffiliated securities, at value (Cost $1,644,722,999)	$1,483,263,060
Investments in affiliated securities, at value (Cost $199,121,504)	165,477,827
Cash	941
Receivable for securities sold	3,839,920
Receivable for Fund shares sold	1,094,961
Dividends and interest receivable	647,000
Prepaid expenses	88,041
Total Assets	1,654,411,750
Liabilities:
Loan payable (Note 6)	142,376,000
Payable for Fund shares repurchased	1,464,882
Service and/or distribution fees payable	925,914
Investment management fee payable	885,947
Interest payable	373,578
Accrued other expenses	260,827
Total Liabilities	146,287,148
Total Net Assets	$1,508,124,602
Net Assets:
Paid-in capital	$1,825,579,246
Total accumulated earnings (loss)	(317,454,644)
Total Net Assets	$1,508,124,602

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Net Assets:
Class A	$248,695,729
Class C	$599,147,952
Class FI	$13,563,039
Class R	$6,489,499
Class I	$640,139,047
Class IS	$89,336
Shares Outstanding:
Class A	10,042,134
Class C	25,907,648
Class FI	531,216
Class R	262,060
Class I	23,727,793
Class IS	3,309
Net Asset Value:
Class A (and redemption price)	$24.77
Class C (redemption price * and offering price per share)	$23.13
Class FI (redemption price and offering price per share)	$25.53
Class R (redemption price and offering price per share)	$24.76
Class I (redemption price and offering price per share)	$26.98
Class IS (redemption price and offering price per share)	$27.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$26.28

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2019

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $48,000)	$7,429,300
Dividends from affiliated investments	297,077
Interest	16,106
Total Investment Income	7,742,483
Expenses:
Investment management fee (Note 3)	5,793,933
Distribution fees (Note 5)	3,422,759
Interest expense (Note 6)	2,300,790
Shareholder servicing fee (Note 5)	532,914
Administration and fund accounting fees	402,747
Transfer agent expenses	187,830
Registration fees	72,984
Shareholder reports	55,258
Custody fees	42,851
Legal fees	10,723
Audit and tax fees	10,221
Insurance	8,437
Trustees' fees	5,951
Compliance fees	5,899
Miscellaneous expenses	7,133
Total Expenses	12,860,430
Less: Fee waivers and/or expense reimbursement (Note 3)	(68,950)
Net Expenses	12,791,480
Net Investment loss	(5,048,997)
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(63,787,782)
Investments in affiliated securities	7,322
Net Realized Loss	(63,780,460)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	227,789,093
Investments in affiliated securities	36,720,119
Change in Net Unrealized Appreciation (Depreciation)	264,509,212
Net Gain on Investments	200,728,752
Increase in Net Assets from Operations	$195,679,755

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018	2019	2018
Operations:
Net investment loss	$(5,048,997)	$(11,763,865)
Net realized loss	(63,780,460)	(62,053,957)
Change in unrealized appreciation (depreciation)	264,509,212	(92,725,217)
Increase (Decrease) in Net Assets from Operations	195,679,755	(166,543,039)
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	145,780,639	465,820,678
Cost of shares repurchased	(151,377,981)	(455,008,633)
Increase (Decrease) in Net Assets from Fund Share Transactions	(5,597,342)	10,812,045
Increase (Decrease) in Net Assets	190,082,413	(155,730,994)
Net Assets:
Beginning of period	1,318,042,189	1,473,773,183
End of period	$1,508,124,602	$1,318,042,189

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2019*	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.54	$23.88	$18.96	$19.01	$18.92	$17.06
Income (loss) from operations:
Net investment income (loss)[1]	(0.06)	(0.13)	(0.14)	(0.09)	(0.10)	0.03
Net realized and unrealized gain (loss)	3.29	(2.21)	5.06	0.04[2]	0.19	1.83
Total income (loss) from operations	3.23	(2.34)	4.92	(0.05)	0.09	1.86
Net asset value, end of period	$24.77	$21.54	$23.88	$18.96	$19.01	$18.92
Total return[3]	15.00%[4]	-9.80%[4]	25.95%	-0.26%[4]	0.48%[4]	10.97%
Net assets, end of period (000s)	$248,696	$221,842	$266,560	$216,974	$249,577	$170,661
Ratios to average net assets:
Gross expenses[5]	1.50%[8]	1.39%	1.34%	1.31%	1.19%	1.19%
Net expenses[5]	1.50[6,8]	1.39[6]	1.34[6]	1.31	1.19	1.19
Net investment income (loss)	(0.48)[8]	(0.49)	(0.64)	(0.52)	(0.47)	0.18
Portfolio turnover rate	19%	30%	120%	85%[7]	16%	32%

*  For the six months ended June 30, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2   Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 14.90% for the six months ended June 30, 2019, and -9.84%, -0.37% and 0.42% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.20% of average net assets of Class A shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.20% for the six months ended June 30, 2019, 1.18% for the years ended December 31, 2018 and 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares	2019*	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.19	$22.55	$18.04	$18.23	$18.27	$16.61
Income (loss) from operations:
Net investment loss[1]	(0.14)	(0.30)	(0.29)	(0.21)	(0.23)	(0.11)
Net realized and unrealized gain (loss)	3.08	(2.06)	4.80	0.02[2]	0.19	1.77
Total income (loss) from operations	2.94	(2.36)	4.51	(0.19)	(0.04)	1.66
Net asset value, end of period	$23.13	$20.19	$22.55	$18.04	$18.23	$18.27
Total return[3]	14.56%[4]	-10.47%[4]	25.00%	-1.04%[4]	-0.22%[4]	9.99%
Net assets, end of period (000s)	$599,148	$559,251	$694,001	$657,038	$864,654	$904,354
Ratios to average net assets:
Gross expenses[5]	2.24%[8]	2.13%	2.11%	2.09%	1.95%	1.98%
Net expenses[5]	2.24[6,8]	2.13[6]	2.11[6]	2.09	1.95	1.98
Net investment loss	(1.21)[8]	(1.24)	(1.42)	(1.30)	(1.21)	(0.61)
Portfolio turnover rate	19%	30%	120%	85%[7]	16%	32%

*  For the six months ended June 30, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 14.46% for the six months ended June 30, 2019, and -10.51%, -1.15% and -0.27% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.97% of average net assets of Class C shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.94% for the six months ended June 30, 2019, 1.92% and 1.95% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class FI Shares	2019*	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.22	$24.64	$19.57	$19.62	$19.54	$17.63
Income (loss) from operations:
Net investment income (loss)[1]	(0.07)	(0.14)	(0.16)	(0.10)	(0.10)	0.02
Net realized and unrealized gain (loss)	3.38	(2.28)	5.23	0.05[2]	0.18	1.89
Total income (loss) from operations	3.31	(2.42)	5.07	(0.05)	0.08	1.91
Net asset value, end of period	$25.53	$22.22	$24.64	$19.57	$19.62	$19.54
Total return[3]	14.90%[4]	-9.82%[4]	25.91%	-0.25%[4]	0.41%[4]	10.90%
Net assets, end of period (000s)	$13,563	$13,278	$24,394	$22,474	$43,464	$74,096
Ratios to average net assets:
Gross expenses[5]	1.55%[8]	1.41%	1.39%	1.35%	1.22%	1.25%
Net expenses[5]	1.55[6,8]	1.41[6]	1.39[6]	1.35	1.22	1.25
Net investment income (loss)	(0.52)[8]	(0.53)	(0.70)	(0.56)	(0.47)	0.13
Portfolio turnover rate	19%	30%	120%	85%[7]	16%	32%

*  For the six months ended June 30, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2   Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 14.85% for the six months ended June 30, 2019, and -9.90%, -0.36% and 0.36% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.26% of average net assets of Class FI shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.25% for the six months ended June 30, 2019, 1.20% and 1.23% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class R Shares	2019*	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.57	$23.98	$19.10	$19.21	$19.18	$17.37
Income (loss) from operations:
Net investment loss[1]	(0.09)	(0.21)	(0.21)	(0.15)	(0.16)	(0.05)
Net realized and unrealized gain (loss)	3.28	(2.20)	5.09	0.04[2]	0.19	1.86
Total income (loss) from operations	3.19	(2.41)	4.88	(0.11)	0.03	1.81
Net asset value, end of period	$24.76	$21.57	$23.98	$19.10	$19.21	$19.18
Total return[3]	14.79%[4]	-10.05%[4]	25.55%	-0.57%[4]	0.16%[4]	10.42%
Net assets, end of period (000s)	$6,489	$5,778	$8,367	$7,708	$7,864	$6,361
Ratios to average net assets:
Gross expenses[5]	1.77%[8]	1.67%	1.66%	1.66%	1.52%	1.64%
Net expenses[5]	1.77[6,8]	1.67[6]	1.66[6]	1.66	1.52	1.64
Net investment income (loss)	(0.75)[8]	(0.79)	(0.97)	(0.86)	(0.80)	(0.27)
Portfolio turnover rate	19%	30%	120%	85%[7]	16%	32%

*  For the six months ended June 30, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2   Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 14.74% for the six months ended June 30, 2019, and -10.13%, -0.68% and 0.10% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.55% of average net assets of Class R shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.47% for the six months ended June 30, 2019, 1.46% and 1.50% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares	2019*	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.44	$25.91	$20.53	$20.51	$20.36	$18.31
Income (loss) from operations:
Net investment income (loss)[1]	(0.03)	(0.07)	(0.09)	(0.06)	(0.05)	0.08
Net realized and unrealized gain (loss)	3.57	(2.40)	5.47	0.08[2]	0.20	1.98
Total income (loss) from operations	3.54	(2.47)	5.38	0.02	0.15	2.06
Less distributions from:
Net investment income	—	—	—	—	—	(0.01)
Total distributions:	—	—	—	—	—	(0.01)
Net asset value, end of period	$26.98	$23.44	$25.91	$20.53	$20.51	$20.36
Total return[3]	15.10%[4]	-9.53%[4]	26.21%	0.10%[4]	0.74%[4]	11.23%
Net assets, end of period (000s)	$640,139	$517,820	$480,451	$388,872	$1,081,646	$1,007,840
Ratios to average net assets:
Gross expenses[5]	1.26%[8]	1.15%[6]	1.12%[6]	1.05%	0.94%	0.94%
Net expenses[5]	1.23[6,8]	1.14[6]	1.09[6]	1.05	0.94	0.94
Net investment income (loss)	(0.21)[8]	(0.23)[6]	(0.39)	(0.30)	(0.21)	0.43
Portfolio turnover rate	19%	30%	120%	85%[7]	16%	32%

*  For the six months ended June 30, 2019 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2   Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 15.02% for the six months ended June 30, 2019, and -9.61%, -0.05% and 0.69% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.93% of average net assets of Class I shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the six months ended June 30, 2019, 0.93% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class IS Shares	2019*	2018**
Net asset value, beginning of period	$23.44	$32.06
Income (loss) from operations:
Net investment income[1]	0.01	0.01
Net realized and unrealized gain (loss)	3.55	(8.63)
Total loss from operations	3.56	(8.62)
Net asset value, end of period	$27.00	$23.44
Total return[2]	15.19%	-26.89%
Net assets, end of period (000s)	$89	$73
Ratios to average net assets:
Gross expenses[3]	1.17%[5]	1.09%[5]
Net expenses[3]	1.13[4,5]	1.05[4,5]
Net investment income	(0.12)[5]	0.09[5]
Portfolio turnover rate	19%	30%[6]

*  For the six months ended June 30, 2019 (unaudited)

**  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.83% of average net assets of Class IS shares. Interest expenses were 0.30% for the period ended June 30, 2019 and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.83% for the six months ended June 30, 2019 and for the period ended December 31, 2018 (see Note 3).

5  Annualized.

6  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the" Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2019 Semi-Annual Report

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of June 30, 2019:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,617,762,261	$—	$—	$1,617,762,261
Investment Fund	—	—	16,191,470	16,191,470
Warrant	—	366,700	14,420,456	14,787,156
Total Investments	$1,617,762,261	$366,700	$30,611,926	$1,648,740,887

*  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stock*	Investment Fund	Warrant
Balance at December 31, 2018	$6,375,001	$16,505,499	$4,602,273
Realized gain (loss)	—	7,322[1]	—
Purchases	—	—	—
Sales/Partnership distributions	—	(879,609)	—
Change in unrealized appreciation (depreciation)	8,208,333	558,258[2]	9,818,183
Transfer into (Transfer out of) Level 3	(14,583,334)	—	—
Balance at June 30, 2019	$—	$16,191,470	$14,420,456
Change in unrealized appreciation (depreciation) for Level 3 securities held at June 30, 2019	$—	$558,258	$9,818,183

*  Transfer made out of Level 3 to Level 1 relates to the registration of Ziopharm Oncology common stock and removal of any trading restrictions.

1  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at June 30, 2019	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$16,191,470	NAV of Limited Partnership Interest	Liquidity Discount	10%	Decrease
Warrant	$14,420,456	Black-Scholes Model	Liquidity Discount	10%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market

Miller Opportunity Trust 2019 Semi-Annual Report

to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2019 no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of June 30, 2019, open tax years for the Fund include the tax years ended December 31, 2016, December 31, 2017 and December 31, 2018.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Miller Opportunity Trust 2019 Semi-Annual Report

U.S. Bancorp Fund Services, LLC, doing business as ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the six months ended June 30, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$402,747
Transfer agent	$187,830
Custody	$42,851
Compliance	$5,899

At June 30, 2019, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$130,269
Transfer agent	$63,428
Custody	$15,607
Compliance	$2,124

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $5,951 for their services and reimbursement of travel expenses during the six months ended June 30, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Effective February 27, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to April 30, 2020, and has been extended through April 30, 2021. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$—	$—	$—	$—	$158,192	$—
Expires December 31, 2021	—	—	—	—	60,942	—
Expires June 30, 2022	—	—	—	—	68,931	19
Total	$—	$—	$—	$—	$288,065	$19

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2019, Quasar did not retain sales charges on sales of Class A shares. In addition, for the six months ended June 30, 2019, CDSCs paid to Quasar for Class C shares totaled $7,416.

4. Investments

During the six months ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$307,715,663
Sales	$305,896,222

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

Miller Opportunity Trust 2019 Semi-Annual Report

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the six months ended June 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$308,738	$87,975
Class C	3,079,346	188,021
Class FI	18,369	8,944
Class R	16,306	3,165
Class I	—	244,809
Class IS	—	—
Total	$3,422,759	$532,914

6. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

The Fund also has access to a $50 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$150,000,000	$50,000,000
Largest amount outstanding on an individual day	142,000,000	1,827,000
Average daily loan outstanding	142,000,000	1,827,000
Interest expense	2,300,512	279
Loan outstanding as of June 30, 2019	142,000,000	—
Average Interest rate	3.22%	5.50%

7. Shares of beneficial interest

At June 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,157,222	$29,053,780	3,608,173	$96,341,514
Shares repurchased	(1,412,627)	(34,861,924)	(4,473,529)	(109,482,270)
Net decrease	(255,405)	$(5,808,144)	(865,356)	$(13,140,756)
Class C
Shares sold	403,462	$9,326,920	1,106,547	$26,969,508
Shares repurchased	(2,193,521)	(51,252,675)	(4,188,234)	(102,195,937)
Net decrease	(1,790,059)	$(41,925,755)	(3,081,687)	$(75,226,429)
Class FI
Shares sold	33,910	$843,135	56,400	$1,496,655
Shares repurchased	(100,366)	(2,504,577)	(448,880)	(11,234,320)
Net decrease	(66,456)	$(1,661,442)	(392,480)	$(9,737,665)

Miller Opportunity Trust 2019 Semi-Annual Report

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class R
Shares sold	20,997	$527,927	53,527	$1,423,311
Shares repurchased	(26,801)	(670,776)	(134,620)	(3,480,593)
Net decrease	(5,804)	$(142,849)	(81,093)	$(2,057,282)
Class I
Shares sold	3,951,266	$106,023,827	11,992,448	$339,489,690
Shares repurchased	(2,317,063)	(62,088,029)	(8,438,903)	(228,615,513)
Net increase	1,634,203	$43,935,798	3,553,545	$110,874,177
Class IS
Shares sold	190	$5,050	3,119	$100,000
Shares repurchased	—	—	—	—
Net increase	190	$5,050	3,119	$100,000
Total increase/decrease	(483,331)	$(5,597,342)	(863,952)	$10,812,045

8. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2019:

	Flexion Therapeutics Inc.	Pangaea One, LP	Quotient Technology Inc.[1]	ZIOPHARM Oncology Inc.	Total
Value at December 31, 2018	$21,508,000	$16,505,499	$43,788,000	$18,092,437	$99,893,936
Purchases	13,125,347	—	8,835,107	—	21,960,454
Sales / Partnership Distributions	—	(879,609)	—	—	(879,609)
Change in Unrealized Gain (Loss)	—	558,258	1,076,893	40,593,920	44,495,724
Realized Gain (Loss) on Sales / Distributions	2,266,653	7,322	—	—	7,322
Value at June 30, 2019	$36,900,000	$16,191,470	$53,700,000	$58,686,357	$165,477,827
Amortization, Dividend, Interest Income	$—	$313,183	$—	$—	$313,183

1  Quotient Technology Inc. was not an affiliated company at December 31, 2018 but was an affiliated company at June 30, 2019.

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Miller Opportunity Trust 2019 Semi-Annual Report

Notes to financial statements (unaudited) (cont'd)

Security	Cost	Value at June 30, 2019	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$35,632,577	$16,191,470	1.0%	$729,365[2]

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2019, the Fund had open commitment of $729,365.

10. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2019 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

11. Income tax information and distributions to shareholders

The Fund did not make any distributions during the six months ended June 30, 2019 or the fiscal year ended December 31, 2018.

At December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,899,246,500
Unrealized appreciation	59,483,497
Unrealized depreciation	(510,845,961)
Net unrealized depreciation	$(451,362,464)
Deferred capital losses(a)	(926,400)
Capital loss carryover — long term	(60,683,281)
Other book/tax temporary differences(b)	(162,254)
Total accumulated loss	$(513,134,399)

(a)  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(b)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Miller Opportunity Trust 2019 Semi-Annual Report

For the year ended December 31, 2018, the following reclassifications have been made:

	Total Accumulated Earnings (Loss)	Paid-in Capital
(a)	$15,504,206	$(15,504,206)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

12. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

Miller Opportunity Trust 2019 Semi-Annual Report

Additional information (unaudited)

June 30, 2019

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31,2019). The Fund's Form N-Q or Part F of Form N-PORT are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Miller Opportunity Trust 2019 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2019 Semi-Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	9/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	9/3/19

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	9/3/19